UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2006

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

See Item 2.03 below with respect to certain Guaranties of FirstEnergy referred to therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 3, 2006, FirstEnergy Corp. (FirstEnergy) entered into four separate guaranties (Guaranties) in connection with the issuance of four new series of pollution control revenue refunding bonds issued by the Ohio Water Development Authority (OWDA) and the Beaver County Industrial Development Authority (BCIDA, and together with the OWDA, the Authorities) on behalf of FirstEnergy’s subsidiaries, FirstEnergy Generation Corp. (FGCO) and FirstEnergy Nuclear Generation Corp. (NGC, each a Company and collectively, the Companies), as follows (collectively, the Bonds):

Authority	On Behalf of	Series	Principal Amount	Maturity	Initial Interest Rate
OWDA	FGCO	Series 2006-A	$ 90,140,000	May 15, 2019	Daily
OWDA	NGC	Series 2006-A	46,500,000	June 15, 2033	Weekly
BCIDA	FGCO	Series 2006-A	56,600,000	April 1, 2041	Daily
BCIDA	NGC	Series 2006-A	60,000,000	January 1, 2035	Daily
		Total	$ 253,240,000

The OWDA Bonds are each issued under a separate trust indenture dated as of April 1, 2006 between the OWDA and The Bank of New York Trust Company, N.A., as trustee, and the BCIDA Bonds are each issued under a separate trust indenture dated as of April 1, 2006 between the BCIDA and J.P. Morgan Trust Company, National Association, as trustee (each an Indenture, and collectively, the Indentures).

Principal or redemption price of and interest on, and purchase price of, each series of the Bonds is payable from a pledge of revenues derived by the applicable Authority pursuant to a separate loan agreement dated April 1, 2006 (each a Loan Agreement), between the applicable Authority and the applicable Company and a corresponding related unsecured promissory note between the applicable Company and the applicable trustee (each a Note).

Payment of the principal or redemption price of and interest on, and purchase price of, the Bonds of each series will be fully secured by a separate irrevocable, direct-pay letter of credit (each a Letter of Credit) delivered to the applicable trustee for each series of Bonds by Barclays Bank PLC (Barclays), as Administrative Agent and Fronting Bank, under each Letter of Credit and Reimbursement Agreement, dated as of April 3, 2006 (each a Reimbursement Agreement), among the applicable Company, Barclays, KeyBank National Association, as syndication agent, and the banks parties thereto.

Each Letter of Credit will permit the applicable trustee to draw up to (a) an amount sufficient to pay the principal of the applicable Bonds or the portion of the purchase price corresponding to the principal of such Bonds, plus (b) an amount equal to 36 days’ interest accrued on the applicable Bonds, computed at a maximum rate of 10% per annum, to pay accrued and unpaid interest on such Bonds or the portion of the purchase price corresponding to accrued and unpaid interest on such Bonds. Each Letter of Credit will expire April 1, 2011 unless terminated earlier or extended in accordance with its terms. If a Letter of Credit is not extended, is cancelled or is replaced as described herein, the Bonds entitled to the benefit of that Letter of Credit will be subject to mandatory purchase prior to the cancellation, expiration or replacement of such Letter of Credit.

FirstEnergy delivered a separate Guaranty to Barclays pursuant to each Reimbursement Agreement. Under each Guaranty, FirstEnergy has agreed to guaranty the payment, performance and other obligations (but not collection) of the applicable Company under the corresponding credit documents. In certain circumstances relating to the attainment of investment grade credit ratings and specified levels of financial performance by FirstEnergy Solutions Corp. (FES) or the applicable Company in the future, FirstEnergy may elect to have its obligations under each Guaranty reduced to zero.

From the date of issuance of the Bonds, each series will accrue interest at the Daily or Weekly Rate, as indicated above, determined by the applicable remarketing agent as set forth in the related Indenture. The method of determining the interest rate on the Bonds may be converted from time to time in accordance with the Indenture to a Daily Rate, a Weekly Rate, a Commercial Paper Rate, a Semi-Annual Rate, an Annual Rate, a Two-Year Rate, a Three-Year Rate, a Five-Year Rate, a Long Term Rate or a Dutch Auction Rate. The Bonds of each series will be subject to optional, extraordinary optional and special mandatory redemption prior to maturity, and to optional and mandatory tender for purchase and remarketing in certain circumstances described in the Indentures.

All of the proceeds of the Bonds were or will be used to refinance bonds previously issued by the Authorities on behalf of affiliates of the Companies to refinance the costs of construction and installation of certain air and water pollution control facilities, and sewage and solid waste disposal facilities at plants now owned by the Companies.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of each Note, Guaranty, Reimbursement Agreement, Indenture and Loan Agreement.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of our regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), the repeal of the Public Utility Holding Company Act of 1935 and the legal and regulatory changes resulting from the implementation of the Energy Policy Act of 2005, the uncertainty of the timing and amounts of the capital expenditures (including that such amounts could be higher than anticipated) or levels of emission reductions related to the settlement agreement resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of governmental investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office, the Nuclear Regulatory Commission and the various state public utility commissions as disclosed in the registrant's Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, the timing and outcome of future rate proceedings in Pennsylvania, the continuing availability and operation of generating units, the ability of generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits from strategic goals (including employee workforce factors), the anticipated benefits from voluntary pension plan contributions, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets and the cost of such capital, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage, circumstances which may lead management to seek, or the Board of Directors to grant, in each case in its sole discretion, authority for the implementation of a share repurchase program in the future, the risks and other factors discussed from time to time in the registrant's Securities and Exchange Commission filings, and other similar factors. The registrant expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 3, 2006

FIRSTENERGY CORP. Registrant
/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller and Chief Accounting Officer